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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 17, 1997

                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)










    Massachusetts                     0-020992                  04-2842217
(State or jurisdiction               (Commission              (IRS Employer
  of Incorporation)                 File number)             Identification No.)


   101 Main Street                                                 02142
Cambridge, Massachusetts                                        (Zip Code)
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
                   (Former name or former address, if changed
                               since last report)




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ITEM 8. CHANGE IN FISCAL YEAR

     On December 17, 1997, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year from June 30 to December 31. The Registrant intends to file a transition report on Form 10-K for the six-month period ended December 31, 1997.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MATHSOFT, INC.



December 18, 1997                                    By: /s/ Robert P. Orlando
                                                         ---------------------
                                                         Robert P. Orlando
                                                         Chief Financial Officer